Exhibit 99.2

Platts 3rd Annual Appalachian Gas Conference Marcellus Ethane and Mariner Project October 29, 2010 Pittsburgh, PA

Agenda MarkWest and the Marcellus Shale Marcellus NGLs Mariner Project

MarkWest and the Marcellus Shale

MarkWest Geographic Footprint



Corporate Office
Denver

SOUTHWEST

East Texas

- 500 MMcf/d gathering capacity
- 280 MMcf/d cryogenic processing capacity

Western Oklahoma

- 275 MMcf/d gathering capacity
- 160 MMcf/d cryogenic processing capacity

Southeast Oklahoma

- 550 MMcf/d gathering capacity
- Centrahoma processing JV
- Arkoma Connector Pipeline JV

GULF COAST

Javelina

- Refinery off-gas processing, fractionation, and transportation

NORTHEAST

Appalachia

- Four processing plants with combined 330 MMcf/d processing capacity
- 24,000 Bpd NGL fractionation facility
- 260,000 barrel storage facility
- 80-mile NGL pipeline

Michigan

- 250-mile interstate crude pipeline

LIBERTY

Marcellus

- 200 MMcf/d gathering capacity
- 275 MMcf/d cryogenic processing capacity

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MARKWEST

MarkWest Growth Driven by Customer Satisfaction R A N G E RESOURCES Since 2006, MarkWest has Ranked # 1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

MarkWest Diverse Volume Growth Emerging Resource Plays Base Production (Conventional / Tight Sands)

MarkWest Liberty Overview

- **Joint Venture with The Energy & Minerals Group**
  - Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus
- **Competitive advantages**
  - Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 rich-gas acres
  - Critical gathering, processing, transportation, fractionation, and storage infrastructure
  - System and plants are new; highly fuel efficient with minimal losses
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT) and TEPPCO Products Pipeline
- **Gathering system**
  - 200 MMcf/d gathering capacity
  - More than 90 miles of pipe and 50,000 hp of compression
- **Gas processing capacity**
  - 275 MMcf/d cryogenic processing capacity
  - 625 MMcf/d of cryogenic processing capacity by the end of 2011
- **NGL fractionation capacity**
  - 60,000 barrel per day fractionator will be online in mid 2011
  - Once complete, MarkWest Liberty will operate the largest NGL fractionation and logistics complex in the Northeastern United States



PENNSYLVANIA
Houston
WASHINGTON CO.
Majorsville
GREENE CO.
WEST VIRGINIA
MARKWEST GAS GATHERING PIPELINE
MARKWEST NGL PIPELINE
TEPPCO PRODUCTS PIPELINE
MARKWEST PROCESSING PLANT

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MARKWEST

DRY GAS RICH GAS RICH GAS ` Liberty Marcellus Facilities Ohio West Virginia Pennsylvania MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d TEPPCO PRODUCTS PIPELINE 55 miles 125 – 150 miles 40 miles 200 – 250 miles 10 18 – 20 50,000 Hp 120,000 Hp Gathering Facilities HP Pipelines HP Pipeline (4Q12) LP Pipelines LP Pipeline (4Q12) Compressor stations Compressor stations (4Q12) Compression Compression (4Q12) Majorsville Processing Complex Majorsville I 120 MMcf/d Majorsville II (3Q11) 150 MMcf/d NGL Pipeline to Houston Smithfield Processing Complex Smithfield I (TBD) 120 MMcf/d NGL Pipeline to Majorsville (TBD) Houston Processing Complex Houston I and II 155 MMcf/d Houston III (1H11) 200 MMcf/d Houston IV (TBD) 200 MMcf/d Houston Fractionation Complex Depropanizer 5,000 Bbl/day Full Fractionation (2011) 60,000 Bbl/day Butane isomerization (1Q12) 10,000 Bbl/day Rail Loading (3Q11) 200 Rail Cars Truck Loading 8 Bays C3 Pipeline TEPPCO Deliveries NGL Storage 1.3 MBbls

MarkWest Liberty – 2012 Huron Marcellus

MarkWest Liberty – 2015 Huron Marcellus

MarkWest Liberty – 2020 Huron Marcellus

Marcellus NGLs

Vertical Integration is Essential

NGL Marketing in the Marcellus The Northeast provides premium markets for NGLs produced in the Marcellus; however, Must be able to produce purity products Must have marketing options including truck, rail, and pipeline options Storage is critical MarkWest Liberty can provide producers with all of these marketing services MarkWest has successfully marketed NGLs in Appalachia for more than 20 years

Strong Market for Marcellus NGLs in the Northeast

Mariner Project

MarkWest Marcellus Ethane Project Development MarkWest conducted a detailed analysis of the U.S. ethane markets in order to identify the best possible market for Marcellus Shale ethane A critical component of the analysis included in-depth discussions with key Marcellus ethane producers and large ethane consumers The Mariner Project has direct access to markets in the Gulf Coast, which represents 90% of the U.S. ethylene market place. MarkWest led the development of the Mariner Project, a joint effort with Sunoco Logistics (SXL), to deliver purity ethane to the Gulf Coast markets The Mariner Project will support up to 2 BCF per day of rich-gas production by mid-2012 and can be expanded to support additional Marcellus production Key Marcellus producers, including Range Resources and Chesapeake, have agreed to support the Mariner Project We are negotiating with large ethane consumers in the Gulf Coast regarding purchase price and contract structure for Marcellus ethane A purity-ethane project to the Gulf Coast will maximize producer economics

Potential Ethane Markets Plaquemine Dow Sabine Pass Sasol Westlake DuPont BASF / Total ChevronPhillips Flint Hills Vitol/Coastal Caverns Mont Belvieu

Gulf Coast Ethane Markets Plaquemine, Louisiana DOW Chemical 58,000 bpd of maximum ethane cracking capacity Purity ethane storage through DOW and Petrologistics DOW proprietary dock for offloading up to 170,000 Bbl/d of ethane Lake Charles, Louisiana Sasol and Westlake Chemical 85,000 Bbl/d of maximum ethane cracking capacity Purity ethane storage through Targa and Petrologistics British Gas proprietary dock for offloading ethane Nederland Texas ChevronPhillips Chemical, Flint Hills, DuPont Chemical, Sasol, Westlake 200,000+ Bbl/d of ethane cracking capacity Purity ethane storage at Mt. Belvieu through displacement and flow reversal Potential ethane storage development at Spindletop through Coastal Caverns (Vitol) Market growth potential – BASF Total facilities SXL has an available proprietary dock to dedicate to ethane offloading

Preliminary Gulf Coast Ethane Market Observations Based on numerous discussions over the past four months, we believe that: The Gulf Coast ethane market is typically a spot ethane market, but is willing to enter into long-term contracts for Marcellus supplies The Gulf Coast ethane market desires diversity of supply The Gulf Coast ethane market is willing to pay market value for Marcellus ethane The Gulf Coast market is able to receive ethane to transport to their crackers or transport back to Mt. Belvieu storage using the existing pipeline systems

Mariner Project Overview

- MarkWest Liberty will modify the Houston and Majorsville plants to recover ethane and install a single deethanizer tower at the Houston fractionator
- MarkWest Liberty will construct a 45-mile liquid ethane pipeline
- Sunoco Logistics will convert its existing 250-mile, 8-inch refined products pipeline to liquid ethane service
  - The pipeline will have capacity of approximately 50,000 Bbl/d
- Sunoco Logistics will construct refrigerated ethane storage facilities and will load the ethane onto refrigerated LPG carriers
  - LPG carriers will transport the ethane to Gulf Coast markets
- The Mariner Project will be operational in 2012 and can be scaled cost effectively


Sunoco 8" Pipeline
Sunoco Philadelphia Storage and Docks
New MarkWest Liberty Houston to Delmont Pipeline
MarkWest Liberty Processing and Fractionation Modifications

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MARKWEST

Sunoco Logistics Ethane Cooling and Storage Facilities Scope 50,000 Bbl/d continuous feed refrigeration unit to cool incoming pipeline ethane to minus 126°F Two 375,000 barrel refrigerated tanks Pipeline to docks capable of a 30,400 Bbl/h ship loading rate Two marine loading arms Additional tankage and refrigeration cooling units can be added to handle additional volumes

 Mariner Project Shipping Mariner Project includes 2 ships to allow for weather contingencies and optimization of offloading schedules and volume increases Minor vessel modifications to meet all air draft and boil off requirements Moss-Rosenburg design is capable of carrying partial loads, allowing for multiple offloading sites With the addition of skid mounted warming facilities, merchantable ethane can be distributed to multiple offloading sites.

Ethane Marine Transportation 1200+ ships worldwide shipping LPG cargo safely ABS HAZID Study Capacity 63,900 LT Ethane (730,000 BBLS) Flexible and Reliable Relationship of Liquid Petroleum Gas (LPG) to Natural Gas Liquids (NGL) and Liquefied Natural Gas (LNG) Methane – CH 4 (Specific Gravity .500) Water, Carbon Dioxide, Nitrogen, and Other Non - Hydrocarbons Ethane – C 2 H 6 (Specific Gravity .540) Propane – C 3 H 8 Butane – C 4 H 10 Pentane – C 5 H 12 and Heavier Fractions Liquefied Natural Gas NGL LPG

Mariner Project Next Steps Complete engineering design, estimates and construction planning Finalize transportation, terminaling, and sale/purchase agreements Order pipe, steel, and other materials and begin construction Modify ships for ethane service Place project in service in 2012

Conclusion The Mariner Project is the right solution for Marcellus producers: Efficient – Utilizes existing and available infrastructure and equipment Effective – Readily scaled to accommodate a range of ethane volumes Demand-driven – Gulf Coast markets are signaling support by offering attractive contract terms Timely – Facilities and equipment can be in service by mid-2012 Balanced Risk and Reward – Producers mitigate the risk of ethane-related production constraints and economic benefit from meaningful upside opportunity

1515 Arapahoe Street Tower 2, Suite 700 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com